SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Soliciting Material under §240.14a-12

GLASSBRIDGE ENTERPRISES, INC.
(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION
GLASSBRIDGE ENTERPRISES, INC.
1099 Helmo Ave. N. Suite 250
Oakdale, Minnesota 55128
, 2017
Dear GlassBridge Enterprises, Inc. Stockholders:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of GlassBridge Enterprises, Inc. (the “Annual Meeting”). We will hold the Annual Meeting on Monday, August 21, 2017, at 10:00 a.m., local time, at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193. The record date for the Annual Meeting is June 29, 2017. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting. During the meeting, we will discuss each item of business described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Whether or not you expect to attend, please vote your shares either by telephone, Internet or mail so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials or proxy card you received for the Annual Meeting.
Sincerely,
Danny Zheng
Interim Chief Executive Officer and
Chief Financial Officer

GLASSBRIDGE ENTERPRISES, INC.
1099 Helmo Ave. N. Suite 250
Oakdale, Minnesota 55128

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 21, 2017

To the Stockholders of GlassBridge Enterprises, Inc.:
The 2017 Annual Meeting of Stockholders of GlassBridge Enterprises, Inc. (the “Annual Meeting”) will be held on Monday, August 21, 2017, at 10:00 a.m., local time, at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193. At the Annual Meeting, you will be asked to consider and vote upon the following proposals:
1.
To elect Tracy McKibben and Donald H. Putnam as Class III directors, with terms expiring at our 2020 Annual Meeting of Stockholders.

2.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year 2017.

3.
To approve, on an advisory basis, the compensation of our named executive officers for 2016, as described in this proxy statement.

4.
To approve, on an advisory basis, the frequency of the vote on the compensation of our named executive officers.

5.
To approve an amendment to our Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of our preferred stock from 25,000,000 to 200,000.

6.
To approve an amendment (the “Stock Plan Amendment”) to the GlassBridge Enterprises, Inc. 2011 Stock Incentive Plan, as amended and restated (2016) (the “Stock Incentive Plan”), which, if adopted by our stockholders, would, among other things:

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Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the Stock Incentive Plan by 200,000 shares to a total of 934,300 shares;

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Revise the limit on awards made to non-employee directors under the Stock Incentive Plan so that it may be implemented on a per-director, per-year basis and so that it applies to both cash and equity compensation paid in the aggregate to a director in a given calendar year; and

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Enable the Stock Incentive Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation.”

7.
To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

The record date for the Annual Meeting is June 29, 2017. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting.
Enclosed is the proxy statement, which contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares at the meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, 2, 3, 5 AND 6 AND
“ONE YEAR” FOR PROPOSAL 4.

By Order of the Board of Directors,
Tavis J. Morello
General Counsel and Corporate Secretary
Oakdale, Minnesota
           , 2017
Whether or not you expect to attend, please vote your shares either by telephone, Internet or mail so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials or proxy card you received for the Annual Meeting.
IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 5 AND 6 AND “ONE YEAR” FOR PROPOSAL 4.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 21, 2017
This notice of meeting and the accompanying proxy statement are available at www.proxyvote.com.

GLASSBRIDGE ENTERPRISES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING
Voting Procedures
We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of GlassBridge Enterprises, Inc. (the “Company,” “GlassBridge,” “we,” “our” or “us”) for use at our Annual Meeting of Stockholders on August 21, 2017 and at all postponements or adjournments thereof (the “Annual Meeting”). The record date for the Annual Meeting is June 29, 2017. If you held our common stock as of the close of business on that date, you are entitled to vote at the Annual Meeting. As of June 12, 2017, there were approximately 4,961,931 shares of our common stock, $.01 par value, outstanding. You have one vote for each share of common stock you hold, and there is no cumulative voting. The shares of common stock we hold in our treasury will not be voted and will not be counted at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote.
We first made this proxy statement available to our stockholders on or about            , 2017.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent to most of our stockholders the Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2016 Annual Report online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail, unless they request to receive one.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 31, 2017
This proxy statement and our 2016 Annual Report are available at www.proxyvote.com.

To vote your shares, please follow the instructions on the Notice you received for our Annual Meeting of Stockholders. If you received paper copies of our proxy materials, we have enclosed a proxy card for you to use to vote your shares. In order to register your vote, complete, date and sign the proxy card and return it in the enclosed envelope or vote your proxy by telephone or Internet in accordance with the voting instructions on the proxy card.
You have several choices on each item to be voted upon at the Annual Meeting.
For the election of Tracy McKibben and Donald H. Putnam as Class III directors, with terms expiring at our 2020 Annual Meeting of Stockholders, you can:
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vote “FOR” any nominated director;

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vote “AGAINST” any nominated director; or

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“ABSTAIN” from voting for any nominated director.

Directors are elected by the majority of the votes cast with respect to such director at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the standard for election of directors will be a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.
For the ratification of the appointment of the independent registered accounting firm, you can:
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vote “FOR” ratification;

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vote “AGAINST” ratification; or

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“ABSTAIN” from voting on ratification.

The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of the independent registered public accounting firm.
For the advisory vote to approve executive compensation, you can:
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vote “FOR” the approval of the compensation for the named executive officers;

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vote “AGAINST” the approval of the compensation for the named executive officers; or

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“ABSTAIN” from voting on the approval of the compensation for the named executive officers.

Advisory approval of this proposal requires the vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
For the advisory vote on the frequency of the vote on executive compensation, you can:
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vote “one,” “two” or “three” years as your choice of frequency of the vote on executive compensation; or

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“ABSTAIN” from voting on the frequency of the vote on compensation for the named executive officers.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed the choice of the stockholders.
For approval of an amendment to our Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of our preferred stock from 25,000,000 to 200,000 (the “Certificate Amendment”), you can:
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vote “FOR” the approval of the Certificate Amendment;

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vote “AGAINST” the approval of the Certificate Amendment; or

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“ABSTAIN” from voting on the approval of the Certificate Amendments.

The vote required to approve the Certificate Amendment is a majority of GlassBridge’s common stock outstanding as of the record date.
For approval of the Stock Plan Amendment, you can:
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vote “FOR” the approval of the Stock Plan Amendment;

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vote “AGAINST” the approval of the Stock Plan Amendment; or

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“ABSTAIN” from voting on the approval of the Stock Plan Amendment.

Approval of the Stock Plan Amendment requires the vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If you do not specify on your proxy card (or when giving your proxy on the Internet) how you want to vote your shares, your shares will be voted “FOR” the election of all directors as nominated, “FOR” the ratification of the independent registered accounting firm, “FOR” the approval of the executive compensation, “ONE YEAR” for the frequency of the vote on executive compensation, “FOR” the approval of the Certificate Amendment and “FOR” the Stock Plan Amendment.
If you change your mind after you vote your shares, you can revoke your proxy at any time before it is actually voted at the Annual Meeting by:
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sending written notice of revocation to our Corporate Secretary;

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submitting a signed proxy with a later date;

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voting by telephone or the internet on a date after your prior telephone or internet vote; or

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attending the meeting and withdrawing your proxy.

You can also be represented by another person present at the meeting by executing a proxy designating that person to act on your behalf.
If you “abstain” on any matter, your shares will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote but will not be considered to have been voted on the matter. Therefore, abstentions will have the same effect as a vote “against”. If you hold shares in “street name” and you do not provide voting instructions to your broker, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the New York Stock Exchange (the “NYSE”). In that case, your shares will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote on that proposal. Your broker does not have discretionary authority to vote your shares on any of the proposals.
You may also vote in person at the meeting. If you are a stockholder of record with shares registered in your name, simply come to the Annual Meeting and we will provide you a ballot. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote in person at the meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you would like to consent to receive our proxy materials and annual reports electronically in the future, please follow the instructions on your proxy card.
Proxy Solicitation
We will pay the costs of preparing, printing and mailing the Notice of Annual Meeting of Stockholders and this proxy statement, including the reimbursement to banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners. We have retained Okapi Partners LLC (“Okapi”) to help solicit proxies from stockholders for the Annual Meeting for a fee of  $25,000 plus reimbursement for certain out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally, via the Internet, by telephone or facsimile by our regular employees without additional compensation, as well as by employees of Okapi.

Security Ownership of Certain Beneficial Owners
The table below shows the number of shares of our outstanding common stock as of June 12, 2017, held by each person that we know owns beneficially (as defined by the SEC for proxy statement purposes) more than 5% of any class of our voting stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
George Hall	1,466,170(1)	29.55%
510 Madison Avenue, 9th Floor New York, NY 10022
Ariel Investments, LLC	755,589(2)	15.23%
200 East Randolph Street, Suite 2900 Chicago, IL 60601
Wells Fargo Capital Management Incorporated	523,026(3)	10.54%
420 Montgomery Street San Francisco, CA 94104
Footprints Asset Management & Research, Inc.	250,816(4)	5.05%
11422 Miracle Hills Drive, Suite 208 Omaha, NE 68154

(1)
A Schedule 13D/A was filed with the SEC on March 30, 2017 by Clinton Group, Inc., George Hall and Joseph A. De Perio. Mr. Hall reported beneficial ownership of 1,494,894 shares of our common stock. Of such shares, Mr. Hall reported that he had sole voting power and sole dispositive power with respect to 1,296,529 and shared voting power and shared dispositive power with respect to 198,365 shares. A Form 4 was filed with the SEC on May 17, 2017 by George E. Hall and Clinton Group, Inc. reporting beneficial ownership of 1,466,170 shares of our common stock.

(2)
A Schedule 13G/A was filed with the SEC on April 10, 2017 by Ariel Investments, LLC (“Ariel”), an investment advisor, reporting beneficial ownership of 755,589 shares of our common stock. Of such shares, Ariel reported that it had sole voting power with respect to 551,859 shares and sole dispositive power with respect to 755,589 shares.

(3)
A Schedule 13G and Schedule 13G/A were filed with the SEC on March 10, 2017 by Wells Fargo & Company (“Wells Fargo”). Wells Capital Management Incorporated, a wholly owned subsidiary, is an investment advisor that beneficially owns 523,026 shares of common stock, over which it has shared voting power with respect to 464,334 shares, shared dispositive power with respect to 523,026 shares and sole voting power and dispositive power with respect to 0 shares. Wells Fargo Fund Management LLC, a wholly owned subsidiary, is an investment advisor that beneficially owns 305,222 shares of common stock, over which it has shared voting power and shared dispositive power. Wells Fargo reported that it did not have beneficial ownership with respect to any shares. Wells Fargo filed the report as a parent holding company for Wells Capital Management Incorporated (Investment Advisor), Wells Fargo Advisors, LLC (Broker-Dealer), Wells Fargo Funds Management, LLC (Investment Advisor) and Wells Fargo Bank, National Association (Bank), each of which is a subsidiary of Wells Fargo.

(4)
A Schedule 13G/A was filed with the SEC on January 4, 2017 (the “Footprints 13G/A”) by Footprints Asset Management & Research, Inc. (“Footprints”) reporting beneficial ownership of an aggregate of 2,508,168 shares of our common stock. Footprints reported that it had sole voting power and sole dispositive power with respect to all such shares. As a result of the Reverse Stock Split (as defined below) and based on the Footprints 13G/A, Footprints now has beneficial ownership over 250,816 shares and sole voting power and sole dispositive power with respect to all such shares.

Security Ownership of Management
The table below shows the number of shares of our common stock beneficially owned as of June 12, 2017 by each director, each nominated director, each officer named in the Summary Compensation Table in this proxy statement and all directors and executive officers as a group. Except as otherwise indicated, the named person has sole voting and investment powers with respect to the shares held by that person, and the shares are not subject to any pledge.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Geoff Barrall	26,990(1)	*
Joseph A. De Perio	41,716(2)	*
Robert B. Fernander	18,190	*
Barry L. Kasoff	639	*
Tracy McKibben	9,411(3)	*
Tavis J. Morello	—	*
Donald H. Putnam	8,510(4)	*
Robert Searing	14,410(5)	*
Alex Spiro	16,573(6)	*
Daniel A. Strauss	—	*
Robert G. Torricelli	28,724(7)	*
Danny Zheng	4,432	*
All Directors and Executive Officers as a Group (12 Persons)	169,595	3.39%

*
Indicates ownership of less than 1%.

(1)
Includes 833 options to purchase shares of common stock scheduled to vest on July 7, 2017 and 833 options to purchase shares of common stock scheduled to vest on August 7, 2017.

(2)
Includes 11,454 restricted stock units scheduled to vest on June 24, 2017.

(3)
Includes 5,244 shares scheduled to vest on June 24, 2017.

(4)
Includes 5,244 shares scheduled to vest on June 24, 2017.

(5)
Includes 5,244 shares scheduled to vest on June 24, 2017 and 2,000 shares held by Mr. Searing’s wife.

(6)
Includes 5,244 shares scheduled to vest on June 24, 2017.

(7)
Includes 28,724 shares received as a limited partner in a limited partnership pursuant to an in-kind distribution. Such shares were previously reported as indirectly beneficially owned by Clinton Group, Inc. and George E. Hall.

Section Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers to file reports of ownership and changes in ownership of our common stock with the SEC. We are required to identify any of those individuals who did not file such reports on a timely basis. We believe that during 2016 all of our directors and executive officers complied with their Section 16(a) filing requirements, except for the following: a late Form 4 was filed on July 7, 2016 on behalf of Alex Spiro reporting the acquisition of common stock on June 30, 2016; a late Form 4 was filed on October 11, 2016 on behalf of Alex Spiro reporting the acquisition of common stock on October 6, 2016; and a late Form 4 was filed on December 2, 2016 behalf of Joseph A. De Perio reporting the acquisition of shares of common stock on November 29, 2016.

Related Person Transactions and Related Person Transaction Policy
Mr. Kasoff serves as president of Realization Services, Inc. (“RSI”), a management consulting firm specializing in assisting companies and capital stakeholders in troubled business environments. Pursuant to a consulting agreement between the Company and RSI dated August 17, 2015 and subsequent amendments, RSI performed consulting services for the Company for the period from August 8, 2015 to March 30, 2016, including assisting the Company with a review and assessment of the Company’s business and the formulation of a business plan to enhance stockholder value going forward. On July 15, 2016, the Company entered into a consulting agreement with RSI to perform consulting services from July 18, 2016 through August 14, 2016 with an option for a three week extended term. Under the consulting agreement, RSI could receive consulting fees of up to $125,000 per week during the initial term. Consulting fees for the extended term, if elected by the Company, could not exceed $500,000. RSI received consulting fees of  $2.4 million and $3.0 million for the twelve months ended December 31, 2016 and December 31, 2015, respectively, which are recorded in restructuring and other charges. Mr. Kasoff resigned from his position as the Company’s Chief Restructuring Officer on September 8, 2016 and from the Company’s board of directors on February 2, 2017. On February 17, 2017, the Company entered into an agreement with RSI pursuant to which RSI has agreed to assist the Company in overseeing the defense of the previously disclosed litigation involving CMC Magnetic Corp. and the Company, pursuant to which the Company has agreed to pay RSI ten percent (10%) of the difference between certain of the Company’s anticipated and actual liabilities and costs in such litigation, based in part on the timing of the final resolution of such litigation.
On October 14, 2015, the Company acquired substantially all of the equity of Connected Data, Inc. (“CDI”) for approximately $6.7 million in cash, shares of the Company’s common stock and repayment of debt. Mr. Barrall is the founder and, at the time of acquisition, was also the Chief Executive Officer of CDI. In consideration for his CDI common shares and options to purchase CDI common shares, Mr. Barrall received approximately $184,000 at the time of the acquisition and he will be eligible to receive up to an additional $260,000 to the extent certain CDI revenue targets are achieved for the three consecutive six-month periods commencing January 1, 2016. As of December 31, 2016, no such additional payments had been made to Mr. Barrall.
On February 8, 2016, the Company entered into a subscription agreement to invest up to $20 million of its excess cash from various Company subsidiaries in the Clinton Lighthouse Equity Strategies Fund (Offshore) Ltd. (“Clinton Lighthouse Fund”). Clinton Lighthouse Fund is a market neutral fund which provides daily liquidity to its investors. Clinton Lighthouse Fund is managed by Clinton Group, Inc. (the “Clinton Group”). Pursuant to the arrangement, the Clinton Group agreed to waive its customary management fee and agreed to the receipt of any consideration pursuant to incentive compensation in the form of the Company’s common stock at a value of  $10.00 per share (as adjusted to reflect the Company’s 1:10 reverse stock split of its common stock, effective February 21, 2017 (the ‘‘Reverse Stock Split’’). The closing price of the Company’s common stock on February 8, 2016 was $6.50 (as adjusted to reflect the Reverse Stock Split). The Board of Directors, in conjunction with management, reviewed various funds and voted to approve this investment, with Mr. De Perio recusing himself from all discussions and deliberations and abstaining from the vote. On March 17, 2016, the Board of Directors approved the elimination of the 25% limitation on the amount of the Company’s excess cash that may be invested, such that the Company may now invest up to $35 million of its excess cash in Clinton Lighthouse Fund. On April 29, 2016, the Company and the Clinton Group entered into an amended and restated letter agreement in order to adjust the price at which the Company’s stock would be valued for purposes of paying the incentive fee thereunder from $10.00 to $18.00 (each as adjusted to reflect the Reverse Stock Split) beginning May 1, 2016, subject to adjustment based on the volume weighted average price of the Company’s common stock. As of December 31, 2016, the Company paid Clinton $0.5 million associated with the performance fees earned in 2016.
On January 31, 2017, the Company held a special meeting of the stockholders of the Company at which the stockholders approved the issuance of up to 1,500,000 shares of the Company’s common stock (as adjusted to reflect the Reverse Stock Split) pursuant to the Subscription Agreement, dated as of November 22, 2016, by and between the Company and the Clinton Group, as amended by Amendment No. 1 to the Subscription Agreement, dated as of January 9, 2017 (as so amended, the “Subscription

Agreement”). Mr. Perio is a Senior Portfolio Manager at the Clinton Group. Pursuant to the terms of the Subscription Agreement, on February 2, 2017 (the “Initial Closing Date”), the Company entered into a Capacity and Services Agreement (the “Capacity and Services Agreement”) with the Clinton Group and GlassBridge Asset Management, LLC (“GlassBridge Asset Management”), our investment adviser subsidiary. As consideration for the capacity and services the Clinton Group has agreed to provide under the Capacity and Services Agreement and pursuant to the terms of the Subscription Agreement, the Company issued 1,250,000 shares of the Company’s common stock (as adjusted to reflect the Reverse Stock Split) to Madison Avenue Capital Holdings, Inc., an affiliate of the Clinton Group, on the Initial Closing Date. The closing price of the Company’s common stock on the Initial Closing Date was $8.20.
Mr. Strauss serves as the Company’s Chief Operating Officer pursuant to the terms of a Services Agreement the Company entered into with the Clinton Group on March 2, 2017 (the “Services Agreement”). The Services Agreement provides that the Clinton Group will make available one of its employees to serve as Chief Operating Officer of the Company, and any subsidiary of the Company that the Company may designate from time to time, as well as provide to GlassBridge Asset Management certain services related to a startup platform announced in March 2017 for which GlassBridge Asset Management provides institutional and operational support. Pursuant to the terms of the Services Agreement, the Company may request that the Clinton Group designate a mutually agreeable replacement employee to serve as Chief Operating Officer or terminate the Clinton Group’s provision of an employee to the Company for such role. Under the Services Agreement, the Company has agreed to pay the Clinton Group $125,000 for an initial term concluding on May 31, 2017, which term will automatically renew unless terminated for successive three-month terms at a rate of  $125,000 per renewal term. If the Services Agreement is terminated prior to the conclusion of a term, the Company will be reimbursed for the portion of the prepaid fee attributable to the unused portion of such term. The Clinton Group will continue to pay Mr. Strauss’s compensation and benefits and the Company has agreed to pay or reimburse Mr. Strauss for his reasonable expenses. Pursuant to the terms of the Services Agreement, the Company has also agreed to indemnify Mr. Strauss, the Clinton Group, any substitute Chief Operating Officer and certain of their affiliates for certain losses.
Related Person Transaction Policy
On February 6, 2007, the Audit and Finance Committee of the Board of Directors adopted a written policy regarding transactions with related persons. On November 4, 2016, the Audit and Finance Committee adopted a new written policy regarding transactions with related persons to replace the prior 2007 version. In accordance with the policy, our Chief Financial Officer and the Audit and Finance Committee are responsible for the review and approval of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a “related person” includes any of our directors or executive officers, certain of our stockholders and any of their respective immediate family members. The policy applies to transactions in which GlassBridge is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person’s material interest in a transaction is to be determined based on the significance of the information to investors in light of all the circumstances. Under the policy, key management meets quarterly to review the list of related parties and discuss related party transactions. The Audit and Finance Committee also reviews each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to GlassBridge and to the relevant related party. In determining whether to approve a related party transaction, the Audit and Finance Committee will consider the factors it deems relevant to the related party transaction, including, among other things, whether the terms of the related party transaction are fair to GlassBridge on the same basis as would apply if the transaction did not involve a related party.

BOARD OF DIRECTORS
Corporate Governance
Corporate Governance Guidelines
Our Board of Directors is committed to sound and effective corporate governance practices. Our Board of Directors has adopted Corporate Governance Guidelines (“Guidelines”) which describe the Board’s governance principles and procedures. The Guidelines, which comply with the criteria established under the NYSE listing standards, cover director qualifications and retirement policy, director responsibilities, Board committees, director access to officers and employees, director compensation, director orientation and continuing education, Chief Executive Officer evaluation and management succession, and the annual performance evaluation of the Board. The Guidelines are available on our website. The Internet address for our website is www.glassbridge.com and the Guidelines can be found on our “Corporate Governance” page, which can be accessed from the main web page.
Code of Ethics
We adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and all of our other employees. Our code of ethics is part of our broader Business Conduct Policy, which is posted on the investor relations section of our website at www.glassbridge.com under the “Corporate Governance” section. If we make any amendments to our code of ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC rules or rules of the NYSE, we intend to disclose the nature of such amendment or waiver on our website. The information on our website is not incorporated by reference into this proxy statement.
Annual Meeting Attendance Policy
Directors are expected to attend our Annual Meeting. All seven of our then current directors attended our 2016 Annual Meeting of Stockholders.
Communications with the Board
Our Board of Directors has a process in place for interested parties to communicate directly with our directors. If any interested party wants to make concerns known to our Board of Directors, communication can be sent to the Board of Directors, c/o our Corporate Secretary, at tmorello@glassbridge.com or to Board of Directors, GlassBridge Enterprises, Inc., c/o Corporate Secretary, 1099 Helmo Ave. N. Suite 250, Oakdale, Minnesota 55128. Communications sent to tmorello@glassbridge.com or the mailing address will be sent to our Corporate Secretary who will then circulate the communications to the Board members as appropriate.
Director Independence and Determination of Audit Committee Financial Expert
Our Board of Directors concluded its review of the independence of our directors and nominees in March 2017. The Board made this review to determine whether any of the relationships or transactions described below, if existing, were inconsistent with a determination that the director or nominee is independent. During this review, our Board reviewed:
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whether there were any transactions or relationships between each director, nominee or any member of his or her immediate family and us and our subsidiaries and affiliates; and

•
whether there were any relationships between the directors or nominees and senior management and between directors or nominees and our independent registered public accounting firm.

None of the directors or nominees except Mr. De Perio had any material relationship with us that would interfere with their independence from management. Therefore, the Board affirmatively determined that all of the directors and nominees except Mr. De Perio are independent as defined under the NYSE listing standards.

In March 2017, the Board also reviewed whether the Audit and Finance Committee had an audit committee financial expert as defined in the SEC rules. The Board reviewed the skills and experience required under the rules and determined that Mr. Searing qualifies as an audit committee financial expert as defined under those rules.
Meetings of the Board and Board Committees
Meetings of the Board
During 2016, the Board of Directors held a total of ten meetings, and the various standing committees of the Board met a total of eleven times. Each incumbent director attended at least 75% or more of the total meetings of the Board of Directors and the Board committees on which the director served. The non-management directors of the Board met at scheduled executive sessions at each Board meeting. The Chairman, currently Joseph A. De Perio, presided at these sessions other than with respect to portions of these sessions when the Board discussed transactions between us and Clinton Group, Inc., during which portions Mr. De Perio recused himself from all discussions and deliberations and did not participate in any voting.
Committees of the Board
The standing committees of the Board of Directors are the Audit and Finance Committee, Compensation Committee and Nominating and Governance Committee. Each of the Board committees has adopted a written charter which describes the functions and responsibilities of the committee. The charters for our Audit and Finance Committee, Compensation Committee and Nominating and Governance Committee are available on our website. The Internet address for our website is www.glassbridge.com. The charters are on our “Board Committees” page, which can be accessed from the “Corporate Governance” page, which can be accessed from the main web page. The Board also establishes ad hoc committees or subcommittees from time to time to review particular issues such as material merger and acquisition activity.
Audit and Finance Committee
Members:
Three non-employee directors:
Messrs. Searing (Chair), Putnam and Torricelli. Mr. Spiro served on the Audit and Finance Committee until Mr. Torricelli was appointed to the Audit and Finance Committee in February 2017. Mr. De Perio served on the Audit and Finance Committee until May 2016. During his term served, each of the current members of the Audit and Finance Committee has been an independent director as defined under the NYSE listing standards and the rules of the SEC.

Number of meetings in 2016: Six
Functions:
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Reviews our consolidated financial statements, including accounting principles and practices

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Appoints or replaces our independent registered public accounting firm and approves the scope of its audit services and fees

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Reviews and approves non-audit services performed by and fees of our independent registered public accounting firm

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Reviews our compliance procedures and scope of internal controls

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Reports to the Board of Directors on the adequacy of financial statement disclosures and adherence to accounting principles

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Reviews financial policies which may impact our financial statements

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Oversees our internal audit function with the Manager of Internal Audit reporting directly to the Audit and Finance Committee

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Monitors compliance with financing agreements

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Monitors the functions of our Pension and Retirement Committee

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Reviews and approves any related person transactions under our related person transaction policy

Under our Guidelines, no director may serve on a total of more than three public company audit committees. All of our directors are in compliance with that provision of our Guidelines.
Compensation Committee
Members:
Threenon-employee directors:
Ms. McKibben (Chair), Mr. Spiro and Mr. Torricelli. Mr. Putnam served on Compensation Committee until Mr. Torricelli was appointed to the Compensation Committee in February 2017. Mr. De Perio served on the Compensation Committee until May 2016. During his or her term of service, each of the current members of the Compensation Committee has been an independent director as defined under the NYSE listing standards.

Number of meetings in 2016: Two
Functions:
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Reviews and approves compensation and benefits programs for our executive officers and key employees

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Oversees executive evaluation process and approves compensation for executives other than the Chief Executive Officer

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Reviews and recommends Chief Executive Officer compensation to the independent directors

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Reviews executive stock ownership guidelines and progress in meeting the guidelines

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Oversees implementation of certain stock and compensation plans

The processes and procedures followed by our Compensation Committee in considering and determining compensation are described below under the heading “Compensation Process.” In addition, the Compensation Committee may form and delegate authority to subcommittees when appropriate.
Nominating and Governance Committee
Members:
Three non-employee directors:
Mr. Spiro (Chair), Mr. Putnam and Mr. Searing. Mr. De Perio served on the Nominating and Governance Committee until May 2016. During his term served, each of the current members of the Nominating and Governance Committee has been an independent director as defined under the NYSE listing standards.

Number of meetings in 2016: Three
Functions:
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Advises and makes recommendations to the Board on all matters concerning directors (such as independence evaluations, committee assignments, director compensation and director stock ownership guidelines) and corporate governance matters

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Advises and makes recommendations to the Board on the selection of candidates as nominees for election as directors

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Reports to the Board on succession planning, including succession in the event of retirement of the Chief Executive Officer

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Oversees the evaluation of the Chief Executive Officer

Risk Oversight
Our Board has responsibility for risk oversight, focusing on our overall risk management strategy, our degree of tolerance for risk, and the steps management is taking to manage our risks. Management reports on its risk management process on a quarterly basis to the Board of Directors. The Audit and Finance Committee also receives quarterly reports on key financial risks that could affect us.
The Board of Directors oversees our risk management process and our management is responsible for day-to-day risk assessment and mitigation activities. We believe this division of responsibilities provides an effective approach for addressing our risks and that our Board leadership structure (with the separation of the Chairman of the Board from the Chief Executive Officer to strengthen the Board of Directors general oversight role) is aligned with this approach.
Director Nominations
The Nominating and Governance Committee will consider qualified candidates for Board membership submitted by stockholders. A candidate for election to the Board needs the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance and international transactions and those regarding our industry. In general, candidates will be preferred who hold an established executive level position and have extensive experience in business, finance, law, education, research or government. The Nominating and Governance Committee also reviews the current composition of the Board to determine the needs of the Board in terms of diversity of candidates including diversity of skills, experience, race, national origin or gender, but the Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity. The Nominating and Governance Committee will consider all these criteria for nominees identified by the Nominating and Governance Committee, by stockholders or through some other source. The Nominating and Governance Committee also uses external search firms to assist it in locating candidates that meet the criteria for qualified candidates. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee will also take into consideration their prior Board contributions, performance and meeting attendance records.
Stockholders who want to submit a qualified candidate for Board membership can do so by sending the following information to the Nominating and Governance Committee (through our Corporate Secretary at 1099 Helmo Ave. N. Suite 250, Oakdale, Minnesota 55128):
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name of the candidate and a brief biographical sketch and resume;

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contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and

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a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

The Nominating and Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon his or her resume and biographical information, an indication of the individual’s willingness to serve and other relevant information. This information will be evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be subject to a background investigation and may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Governance Committee will determine which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating and Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination. Any nominations for director to be made at an annual meeting of stockholders must be made in accordance with the requirements described in the section entitled “Stockholder Proposals for 2017 Annual Meeting.”

Compensation of Directors
Non-employee directors receive the following compensation for service on our Board:
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Annual Retainer: $50,000

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Committee Chairperson Fee:

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$10,000 per year for serving as chair of the Nominating and Governance Committee

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$15,000 per year for serving as chair of the Compensation Committee

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$25,000 per year for serving as chair of the Audit and Finance Committee

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Non-Executive Chairman Fee: $50,000 (in addition to the Annual Retainer received by all Directors, for a total of  $100,000)

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Equity Grants: Directors receive an initial equity grant of restricted stock on the date a person becomes a director and an additional annual equity grant of restricted stock on the date of the annual meeting of stockholders each year. The annual equity grant is a dollar value of  $75,000 in restricted stock, valued under a modified Black-Scholes model. The restricted stock vests in one year but may accelerate under certain circumstances such as death, disability, retirement and change of control of GlassBridge, as defined under the 2005 Director Program, as amended. Directors joining during the year receive a prorated annual equity grant. The initial equity grant for a director or Non-Executive Chairperson who is first elected at a time other than the annual meeting of stockholders is prorated based on the dollar value of the equity grant to directors or the Non-Executive Chairman at the time of the preceding annual meeting of stockholders.

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Continuing Education Program Reimbursement: We encourage our directors to attend continuing education programs for directors and reimburse any director who chooses to attend such programs for the cost of attending the program, including travel and lodging, at the maximum rate of one program per year.

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Travel Reimbursement: We reimburse directors for travel costs of attending Board meetings, other meetings with management and interviews of Board candidates.

The Nominating and Governance Committee reviews Board compensation every year.
In lieu of cash, non-employee directors may elect to receive all or part of their Annual Retainer, Non-Executive Chairman fee, Committee Chairman fee and meeting fees in shares of common stock or in restricted stock units equivalent to shares of common stock.
Director Compensation for Fiscal Year 2016
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Joseph A. De Perio	125,000	163,800	0	288,800
Barry L. Kasoff	15,514	0	0	15,514
Tracy McKibben	50,000	75,000	0	125,000
Donald H. Putnam	52,555	95,900	0	148,455
Robert Searing	62,500	75,000	0	137,500
Alex Spiro	72,041	75,000	70,000	147,041

(1)
On February 5, 2016, Mr. Putnam was awarded 3,266 restricted stock units settled in cash upon joining the Board for which the grant date fair value was $20,900. On June 24, 2016, Ms. McKibben, Mr. Putnam, Mr. Spearing and Mr. Spiro were awarded a grant of 5,245 restricted stock units settled in cash for which the grant date fair value was $75,000. On June 24, 2016, Mr. De Perio was awarded

11,455 restricted stock unit settled in cash for which the grant date fair value was $163,000, representing his annual grant of valued at $75,000, his chairman grant valued at $50,000 and his chairman grant due from services in 2015 valued at $38,800. These awards have been adjusted to reflect the Reverse Stock Split.
(2)
This amount reflects payment made to Mr. Spiro in stock and cash as consideration for serving as chairperson of the Board’s strategic alternatives committee and special committee.

Board Retirement Policy
The Board has adopted a retirement policy that provides that:
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non-employee directors cannot be nominated for re-election as a director at the next annual meeting of stockholders following either 15 years of service as a director or reaching the age of 70, whichever comes first;

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a director who is also our Chief Executive Officer must submit his or her resignation from the Board when he or she ceases to be the Chief Executive Officer; and

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any other director who is an employee must retire from the Board (i) at the time of a reduction in his or her duties or responsibilities as an officer unless the Board at its sole discretion determines the officer continues to be qualified to act as a director, (ii) upon termination of his or her active service as an employee or (iii) upon attaining the age of 65, whichever is earliest.

Indemnification Agreements
It is our policy to indemnify directors and officers against any costs, expenses and other liabilities to which they may become subject by reason of their service to us and to insure our directors and officers against such liabilities to the extent permitted by applicable law. Our bylaws provide for indemnification of our directors, officers and employees against those costs, expenses and other liabilities as long as the director, officer or employee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests. We also enter into indemnity agreements with each of our directors pursuant to which we agree to indemnify each director to the full extent provided by applicable law and our bylaws as currently in effect.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General Information
Our Board of Directors is currently composed of six directors divided into three classes. The members of each class are generally elected to serve three-year terms with the term of office of each class ending in successive years. Ms. McKibben and Mr. Putnam are the two directors serving in Class III with terms expiring at the Annual Meeting. The two Class III directors have been nominated by the Board of Directors for re-election for a three-year term at the Annual Meeting. Each nominee standing for election has indicated a willingness to serve, if elected. However, if the nominee becomes unable to serve before the election, the shares represented by proxy may be voted for a substitute designated by the Board.
Each Class III nominee elected will hold office until the annual meeting of stockholders to be held in 2020 or until his or her successor has been duly elected and qualified, unless prior to such meeting the director resigns or his or her directorship becomes vacant due to his or her death or removal.
Information Concerning Directors
All of our directors meet the expectations described in the section entitled “Director Nominations.” In addition, each director has a particular area of expertise that is of value to GlassBridge and has led to the creation of a well-rounded Board of Directors. Included at the end of each director’s biography is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that each of our directors should serve as a director of GlassBridge.
Director Nominees — Class III (Term Ending 2017)
Tracy McKibben
Tracy McKibben, age 47, joined our Board on August 31, 2015. Ms. McKibben is Founder and CEO of MAC Energy Advisors LLC, which is a consulting and investment company that assists clients on investments and strategic opportunities across a global platform. She has extensive transactional experience ranging from mergers, acquisitions, valuation and deal structuring, business development and corporate strategy. She previously served as Managing Director and Head of Environmental Banking Strategy at Citigroup Global Markets from 2007 to 2009. In addition to her finance experience, her public sector experience includes working in several senior level positions in the White House at the National Security Council as Senior Director of European Affairs and Director of European Economic Affairs and EU Relations, and the U.S. Department of Commerce as Special Counsel for International Trade and Investments. Prior to her work in the public sector, Ms. McKibben practiced law at Akin, Gump, Strauss, Hauer & Feld LLP representing and advising clients on commercial and complex litigation matters, as well as advising corporate and multinational energy clients on strategic investments globally.
Ms. McKibben brings to our Board her significant experience in financial strategy, business development, international business and public policy.
Donald H. Putnam
Donald H. Putnam, age 65, joined out Board on February 5, 2016. Mr. Putnam is managing partner of Grail Partners LLC, an investment banking and financial advisory services company, which he founded in early 2005. From 1987 to 2002, he was the Chief Executive Officer, Chairman of the Board, and Managing Director of Putnam Lovell Securities, Inc., a financial services company, which he founded in 1987. Putnam Lovell was sold to National Bank Financial in 2002 and from 2002 until 2005 Mr. Putnam served as CEO and Vice Chairman of Putnam Lovell NBF. Mr. Putnam serves on the investment committee of Ripon College and the boards of Manifold Partners, and Welton Investment Partners. He also serves on the advisory board of Syntel Inc. (a publicly traded company).

Mr. Putnam brings to our Board his experience as a financial leader with significant depth and breadth of knowledge in dealing with complex financial and accounting matters as well as broad managerial expertise.
Board Members Continuing in Office — Class I (Term Ending 2018)
Joseph A. De Perio
Joseph A. De Perio, age 38, joined our Board on May 20, 2015. Mr. De Perio has served as a Senior Portfolio Manager of the Clinton Group, a registered investment adviser, since October 2010; he also served in a similar capacity from 2006 until December 2007. From December 2007 until October 2010, Mr. De Perio was a Vice President at Millennium Management, L.L.C., a global investment management firm. Mr. De Perio was a Private Equity Associate at Trimaran Capital Partners, a private investment firm, from 2004 until 2006 and an analyst and associate in the mergers and acquisitions department at CIBC Oppenheimer, a national investment boutique, from 2000 until 2004. Mr. De Perio also served on the board of directors of Viking Systems, Inc., a leading worldwide developer, manufacturer and marketer of 3D and 2D visualization solutions for complex minimally invasive surgery, from June 2011 until its sale to Conmed Corporation in October 2012, and Overland Storage, Inc. (f/k/a Overland Data, Inc.), a provider of data protection appliances, from April 2011 until its sale to Sphere 3D Corporation in December 2014. Mr. De Perio also served on the board of directors of EveryWare Global, Inc., a provider of tabletop and food preparation products for the consumer and foodservice markets, from May 2013 until April 2015 when the company filed for protection under Chapter 11 of the United States Bankruptcy Code pursuant to a pre-packaged plan of reorganization. Mr. De Perio received a B.A. in business economics and organizational behavior management with honors from Brown University.
Mr. De Perio brings to our Board his over 15 years’ experience in corporate finance, including over 10 years as an investment analyst and portfolio manager in private equity and public equity, and his experience as a director of public companies.
Robert G. Torricelli
Robert G. Torricelli, age 66, joined our Board on February 27, 2017. Mr. Torricelli served in the U.S. House of Representatives from the Ninth District of New Jersey from 1982 until his election to the U.S. Senate in 1996, where he served until 2003. During his tenure in the Senate, Mr. Torricelli was a member of the Senate Finance, Governmental Affairs, Foreign Relations, Judiciary and Rules Committees and also served as Chair of the Democratic Senatorial Campaign Committee. Upon retiring from the Senate, Mr. Torricelli established a national and international business strategy firm, Rosemont Associates LLC, and created a real estate development business, Woodrose Properties LLC.
Mr. Torricelli brings to our board extensive leadership and strategic business experience.
Board Members Continuing in Office — Class II (Term Ending 2019)
Robert Searing
Robert Searing, age 68, joined our Board on August 26, 2015. Mr. Searing has been the Chief Operating Officer and the Chief Financial Officer of BH Asset Management, LLC, a Registered Investment Advisory firm, since January 2010. From 2003 to 2009, he was the Chief Operating Officer of Schottenfeld Group, LLC, an investment advisory and broker dealer firm. Mr. Searing is also a Certified Public Accountant.

Mr. Searing brings to our Board his experience as a financial leader with significant depth and breadth of knowledge in dealing with complex financial and accounting matters as well as broad managerial expertise.
Alex Spiro
Alex Spiro, age 34, joined our Board on August 26, 2015. Mr. Spiro has been an attorney at Brafman and Associates in New York City since July 2013. In that position, Mr. Spiro has handled an array of complex litigation and investigations. Prior to his joining Brafman and Associates, from September 2008 to July 2013, Mr. Spiro worked as a Manhattan prosecutor. Mr. Spiro formerly was the director of an autism children’s program at McLean Hospital, Harvard’s psychiatric hospital. Mr. Spiro is a graduate of the Harvard Law School where he remains on the adjunct faculty. He has lectured and written on a variety of subjects related to psychology and the law.
Mr. Spiro brings to our Board his significant analytical and overall business leadership skills.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF TRACY MCKIBBEN AND DONALD H. PUTNAM AS CLASS III MEMBERS OF OUR BOARD OF DIRECTORS. Assuming the presence of a quorum, directors in uncontested elections are elected by the majority of the votes cast with respect to such director at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the standard for election of directors will be a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.
If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision.

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee of the Board of Directors (the “Committee”) is composed of non-employee directors, each of whom is independent as defined under the NYSE listing standards and the rules of the SEC. The Committee operates under a written charter adopted by the Board of Directors which is available on our website. The Committee has taken the following actions with respect to GlassBridge’s audited financial statements for the year ended December 31, 2016:
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The Committee has reviewed and discussed the audited financial statements with GlassBridge’s management.

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The Committee has discussed with Marcum LLP (“Marcum”), GlassBridge’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 61, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

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The Committee has received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum communications with the Committee concerning independence and has discussed with Marcum its independence from GlassBridge. In connection with its review of Marcum’s independence, the Committee also considered whether Marcum’s provision of non-audit services during the 2016 fiscal year was compatible with the maintenance of its independence and determined that it was.

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Based on the review and discussions described above, the Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

AUDIT AND FINANCE COMMITTEE
Robert Searing, Chairman
Donald H. Putnam
Robert G. Torricelli
The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDIT AND OTHER FEES AND
AUDIT AND FINANCE COMMITTEE PRE-APPROVAL POLICY
Audit and Other Fees
Below is a listing of the services provided by type and amount charged to us by our independent registered public accounting firms for fiscal years 2016 and 2015. On June 6, 2016, the Audit and Finance Committee engaged Marcum as our independent registered public accounting firm for the year ending December 31, 2016. Effective on May 10, 2016, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as our independent registered public accounting firm.
The reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the Company’s fiscal years ended December 31, 2015 and December 31, 2014 and through May 6, 2016, (i) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the Company’s financial statements for the such years and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The listing below reflects this change in our independent registered public accounting firm in fiscal year 2016.
	Fiscal Year 2016(1)	Fiscal Year 2015
Audit Fees:
GAAP and statutory audits	$467,731	$2,527,091
Audit-Related Fees:
Services related to business transactions	$0	$0
Employee benefit plan audits	$12,250	$6,000
Attest services and other	$57,182	$15,239
Total Audit-Related Fees	$69,432	$21,239
Tax Fees (tax preparation, advice and consulting)	$58,839	$450,438
All Other Fees:
Other Business Consulting Fees	$202,935	$0
Financial training materials	$1,800	$3,600

(1)
Fiscal Year 2016 includes Audit and Audit-Related fees to PwC totaling $221,325 and other fees totaling $204,735. Marcum Audit and Audit related fees for the fiscal year 2016 total $303,589 and $58,839 for Tax Fees. Employee benefit plan audits are provided by Grant Thornton LLP.

Audit and Finance Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services
All the services provided by our independent registered public accounting firm are subject to pre-approval by the Audit and Finance Committee. The Audit and Finance Committee has authorized the Chairman of the Audit and Finance Committee to approve services by our independent registered public accounting firm in the event there is a need for approval prior to the next full Audit and Finance Committee meeting. The Chairman reports any pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting.
With respect to each proposed pre-approved service, our independent registered public accounting firm provides back-up documentation as requested, including estimated fees regarding the specific services to be provided. The Audit and Finance Committee (or Chairman, as applicable) reviews the services and the estimated fees and considers whether approval of the proposed services will have a detrimental impact on our independent registered public accounting firm’s independence prior to approving any service. At least annually, a member of our management reports to the Audit and Finance Committee all audit and non-audit services performed during the previous twelve months and all fees billed by our independent registered public accounting firm for those services.
In fiscal year 2016 and 2015, all audit services, audit-related services, tax services and those items described above under all other fees were pre-approved by the Audit and Finance Committee or the Chairman.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Finance Committee has appointed Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for 2017. Marcum has audited our financial statements since 2016. Representatives of Marcum will attend the Annual Meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Marcum as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit and Finance Committee will reconsider whether or not to retain Marcum. Even if the appointment is ratified, the Audit and Finance Committee, which is solely responsible for appointing and terminating our independent registered public accounting firm, may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in our best interest and in the best interest of our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of the independent registered public accounting firm.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
We are a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies.
Executive Officers of the Company
Our current named executive officers as of June 16, 2017 are as follows:
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Joseph A. De Perio, Chairman and principal executive officer

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Danny Zheng, Interim Chief Executive Officer and Chief Financial Officer

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Tavis J. Morello, General Counsel and Corporate Secretary

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Daniel A. Strauss, Chief Operating Officer

Joseph A. De Perio’s biographical information is set forth above under “Proposal No. 1 — Election of Directors — Information Concerning Directors.”
Danny Zheng, age 47, was appointed as our Interim Chief Executive Officer on February 2, 2017 and as our Chief Financial Officer on April 26, 2016. Mr. Zheng joined the Company in 2008 to lead the Company’s Electronic Products segment. In 2011 he was appointed as Corporate Treasurer. In 2014, Mr. Zheng was appointed Vice President, Corporate Controller. Prior to Mr. Zheng’s employment with the Company, he served as Chief Financial Officer and Interim CEO of The Singing Machine Company (OTCQB: SMDM), a consumer electronics company. Mr. Zheng is a Certified Public Accountant, received his bachelor’s degree in Accounting from Nankai University in Tianjin, China and holds a Masters of Business Administration from the Wharton School of Business at the University of Pennsylvania.
Daniel A. Strauss, age 32, was appointed as our Chief Operating Officer on March 2, 2017. Mr. Strauss has been a Portfolio Manager at Clinton Relational Opportunity Master Fund, L.P. (“Clinton”) since 2010. Mr. Strauss has over ten years of experience in corporate finance as a portfolio manager and investment analyst in private and public equity through which he has developed a deep understanding of corporate finance and strategic planning activities. At Clinton, Mr. Strauss is responsible for evaluating and executing private equity transactions across a range of industries. Post-investment, Mr. Strauss is responsible for the ongoing management and oversight of Clinton’s portfolio investments. From 2008 to 2010, he worked for Angelo, Gordon & Co. as a member of the firm’s private equity and special situations area. Mr. Strauss was previously with Houlihan Lokey, where he focused on mergers and acquisitions from 2006 to 2008. Mr. Strauss has served on the boards of directors of Pacific Mercantile Bancorp (NASDAQ: PMBC) from August 2011 until December 2015 and Community Financial Shares, Inc. (OTC: CFIS) from December 2012 until its sale to Wintrust Financial Corporation in July 2015.
Tavis Morello, age 34, was appointed as our General Counsel and Corporate Secretary on September 12, 2016. Mr. Morello was previously senior counsel at SUPERVALU INC. (NYSE: SVU) (“SUPERVALU”), a grocery company supplying and servicing thousands of owned, licensed, franchised and independently owned grocery stores across the United States from January 2014 to September 2016. At SUPERVALU, Mr. Morello provided the legal support for corporate development, treasury, corporate governance and securities functions. Prior to serving as in-house counsel for SUPERVALU, Mr. Morello was in private practice in the corporate and securities group in the Boston office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Mr. Morello holds a JD from Boston College Law School, a BS in economics, business and public policy from the Wharton School of Business at the University of Pennsylvania, and a BA in political science from the University of Pennsylvania.

Summary Compensation Table for 2016
The table below shows compensation for the last two fiscal years for our named executive officers for 2016.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Danny Zheng Interim Chief Executive Officer; Chief Financial Officer	2016	265,469	240,000	0	0	149,625	918	60,613	716,625
Tavis J. Morello General Counsel and Corporate Secretary	2016	70,769	0	53,000	0	20,795	0	0	144,564
Geoff S. Barrall Former Chief Technology Officer	2016	602,308	25,066	0	0	0	0	0	627,374
Robert B. Fernander Former Interim Chief Executive Officer	2016	602,308	0	0	0	0	0	7,998	610,306
	2015	129,231	0	1,165,220	0	0	0	6,742	1,301,193

(1)
This column represents additional bonus types paid. For Mr. Zheng, the amount reflects retention payments.

(2)
In accordance with Finance Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), we chose the grant date fair value of the restricted stock as equivalent to the closing stock price on the date of grant. The stock awards for 2016 include the entire 2016 performance-based restricted stock award.

(3)
In accordance with FASB ASC Topic 718, we chose the Black-Scholes option pricing model to estimate the grant date fair value of the options set forth in this table. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price.

(4)
The amounts shown for are for the portion of the 2016 ABP earned by Messrs. Zheng and Morello and the cash portions of the 2014 performance cash awards earned in 2016.

(5)
The amounts in this column represent changes in pension value. There are no non-qualified deferred compensation earnings for any of the named executive officers. The 2016 present value of our pension plans was calculated using the assumptions described in the Pension Benefits Table. See “Compensation Under Retirement Plans.”

(6)
The items for 2016 that make up the amounts in this column are described in the “Supplemental All Other Compensation Table” below.

As has been previously disclosed, we have undergone a period of significant changes. Beginning with the proxy contest in connection with the 2015 Annual Meeting of Stockholders and continuing until February 2017, we underwent a restructuring plan led by our management, our Board of Directors and its Strategic Alternatives Committee. Since that proxy contest, our evolution has included a re-composition of the Board of Directors and changes in the compensation structures of the Board of Directors and management. These compensation changes included initiatives to suspend temporarily cash bonus compensation for certain executive officers and long-term incentive (“LTI”) compensation not tied to performance-based vesting requirements. In early 2017, the Compensation Committee approved a new compensation framework designed to condition the payment of substantial portions of management’s potential compensation on companywide and individual performance metrics. The new framework includes annual and long-term incentive programs for management that are based on individualized performance goals and are designed to incentivize performance aligned with our strategic plan, including the development of our asset management business and cash position, and increasing stockholder value.

Supplemental All Other Compensation Table
	Perks and Other Personal Benefits ($)(1)	Tax Reimbursements ($)	Registrant Contributions to 401(k) and Non-Qualified Pension Plans ($)	Severance Payment ($)
Danny Zheng	60,613	0	0	0
Tavis J. Morello	0	0	0	0
Geoff S. Barrall	0	0	0	0
Robert B. Fernander	7,998	0	0	0

(1)
These amounts represent the perquisite allowance for the named executive officers. The amount for Mr. Zheng represents payments, taxable relocation allowance and cell phone allowances. The amount for Mr. Fernander represent his business and cell phone allowances and the imputed cost of benefits.

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table summarizes the total outstanding equity awards as of December 31, 2016 for each of the named executive officers in the Summary Compensation Table.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Danny Zheng	335(2)		57.90	05/01/2022
	395(2)		96.50	05/03/2021
	162(2)		106.10	05/04/2020
	106(2)		101.90	05/05/2019
					1,078(3)	8,840
Tavis Morello					10,000(3)	82,000
Geoff Barrall	10,000(2)	20,000	14.00	12/07/2025
					710(3)	5,822
Robert B Fernander					57,400(3)	470,680

(1)
The market value is based on the closing price of our common stock on the NYSE at December 30, 2016 (the last business day of the year) of  $8.20 (as adjusted for the Reverse Stock Split).

(2)
These options have been adjusted to reflect the Reverse Stock Split.

(3)
Adjusted to reflect the Reverse Stock Split.

Compensation Under Retirement Plans
Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Danny Zheng	Pension Plan	2	22,964	0
	Non-Qualified Pension Plan	8	1,024	0

(1)
The credited service reported in this table does not impact the amount of benefits owed to the named executive under the Non-Qualified Pension Plan (because benefits under that plan are not calculated based on credited service) but it does show the vesting service the named executive has earned under the Pension Plan.

(2)
The present value was calculated using the following assumptions: a discount rate of 4.00%; an interest crediting rate of 3.00%; the years to age 65 for the named executive officer as follows: 17.8333. Benefits under the Non-Qualified Pension Plan are based on performance-based discretionary contributions made on or after December 31, 2011 under the 401(k) Plan that they did not receive under the 401(k) Plan because of the compensation limit under section 401(a)(17) of the Code.

Compensation Under Severance Plans
Name	Base Salary ($)(1)	Accrued Unused PTO ($)	Annual Bonus ($)(2)	Total ($)
Danny Zheng	130,000	28,036	121,500	279,536
Tavis Morello	115,000	5,443	20,795	141,238
Geoff Barrall	600,000	69,235		600,000
Robert B Fernander	600,000	42,695		600,000

(1)
This amount represents the amount of salary due to the named executive officer upon termination not for cause or by executive for good reason per their individual employment agreements.

(2)
This amount represent the amount of accrued annual bonus that would be due to the named executive officer if terminated not for cause or by executive for good reason as of December 31, 2016.

In the past several years we made changes to our retirement plans to reduce our overall expenses and the risks associated with the volatility of defined benefit pension plan expenses and to more closely align our retirement benefit design with that of our peer companies.
Our Retirement Investment Plan (the “401(k) Plan”), a tax-qualified defined contribution pension plan under the Internal Revenue Code, covers our eligible domestic employees. Eligible employees may enroll in the 401(k) Plan after joining GlassBridge and may contribute up to 60% of eligible earnings on a pre-tax basis, up to a maximum amount determined each year by the IRS. In 2016, the IRS limit was $18,000, plus an additional $6,000 for employees who have attained age 50.
Under the 401(k) Plan, the “safe harbor” matching contribution formula is 100% of the employee’s contributions up to 5% of the employee’s eligible earnings. The maximum matching contribution per employee for 2016 was $13,250; no matching contributions were made in the fiscal year ending December 31, 2016. Matching contributions deposited in the 401(k) Plan’s trust by December 31, 2014 were made in the form of the Company’s stock (which the participant may elect to immediately transfer to other investment funds available under the 401(k) Plan) and are immediately vested. All matching contributions deposited in the 401(k) Plan’s trust after December 31, 2014 are made in cash. The 401(k) Plan also allows GlassBridge to make an annual performance-based discretionary contribution on behalf of eligible employees. For 2016, management and the Committee decided that due to the state of flux of GlassBridge, a performance based element would not be put in place for 2016.

Our Cash Balance Pension Plan, a tax-qualified defined benefit pension plan under the Internal Revenue Code (the “Pension Plan”), was “frozen” as to new participants effective December 31, 2009; this means no employees hired or rehired after December 31, 2009 are eligible to participate in the Pension Plan. In addition, the Pension Plan was later amended to “freeze” the benefits of participants in the Pension Plan effective December 31, 2010. This means no participants in the Pension Plan will receive credit for new benefit accruals (referred to as “pay credits” under the Pension Plan) after December 31, 2010; their accrued benefits as December 31, 2010 will continue to receive annual interest credits (equal to the average yield on 30-year U.S. Treasury Bonds for November of the previous year) until they receive a distribution. For the 2016 Pension Plan year, the interest-crediting rate was 3.03%. Effective December 31, 2010, we also “froze” the additional benefits that had been provided each year under our Pension Plan to certain eligible former 3M Company employees who had accrued additional benefits in our Pension Plan since our spin-off in 1996.
Employees who participate in the Pension Plan may begin receiving payment of their vested accrued benefit after they terminate employment. The accrued benefit becomes vested when a current employee attains age 65 or has completed three years of vesting service under the Pension Plan. Payment of the vested accrued benefit may be in a lump sum or as a monthly pension having an equivalent actuarial value based on conversion factors established under the Pension Plan. Participants who elect to receive payment of their accrued benefit before they attain age 65 will receive a reduced benefit based on factors under the Pension Plan.
The Internal Revenue Code and IRS rules impose certain limitations on the amount of benefits that may be provided under tax qualified retirement plans, such as our 401(k) Plan and Pension Plan. These limits, among other things, cap the amount of compensation that may be considered under the 401(k) Plan and Pension Plan (this limit under section 401(a)(17) of the Code was $265,000 in 2016). Our Non-Qualified Pension Plan provides retirement benefits for certain eligible employees affected by these limits. An eligible participant in the Non-Qualified Pension Plan receives a benefit upon termination of employment that makes up for benefits the employee did not receive (1) under the Pension Plan because of limits on Pension Plan benefits imposed by section 415 of the Internal Revenue Code and the compensation limit under section 401(a)(17) of the Code and (2) under the 401(k) Plan for performance-based discretionary contributions made on and after December 31, 2011 because of the compensation limit under section 401(a)(17) of the Code. Like the Pension Plan, the Non-Qualified Pension Plan was “frozen” as to new participants effective December 31, 2009, except for certain newly hired (or rehired) employees who are named as participants in the Non-Qualified Pension Plan on or after December 31, 2011 for purposes of receiving a benefit based on the performance-based discretionary contribution portion of the formula. Benefits under the Pension Plan and Non-Qualified Pension Plan are vested after three years of service with the Company.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract, motivate and retain talented and experienced executives to lead our Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers for 2016, as disclosed in this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative disclosures, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on us or the Board. Nevertheless, the views expressed by stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. Advisory approval of this proposal requires the vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON
EXECUTIVE COMPENSATION
As required pursuant to Section 14A of the Exchange Act, we are providing stockholders with an advisory (nonbinding) vote on the frequency with which our stockholders shall have the advisory vote on executive compensation as provided for in Item 3 above. By voting on this Proposal, stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years. In addition, stockholders may abstain from voting. We are required to hold an advisory vote on frequency at least once every six years. Our stockholders previously supported in 2011, on an advisory basis, a one-year frequency for this advisory vote on our executive compensation.
After careful consideration, and in light of the stockholder support in 2011 for an annual vote, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year continues to be the most appropriate alternative for GlassBridge. In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. This is consistent with our philosophy of seeking input from our stockholders and maintaining the highest standards of corporate governance. We understand that our stockholders may have different views as to what is the best approach for GlassBridge, and we look forward to hearing from our stockholders on this Proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting.
The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. This advisory vote is not binding on GlassBridge or our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining the frequency of future advisory votes on executive compensation. Because this vote is advisory and not binding on GlassBridge or our Board of Directors, the Board of Directors may decide that it is in the best interests of GlassBridge and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE OPTION OF ONE YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed the choice of the stockholders.

PROPOSAL NO. 5
VOTE TO AMEND CERTIFICATE OF INCORPORATION
On June 13, 2017, the Board of Directors unanimously approved, subject to stockholder approval, a proposal to amend the Fourth Article of the Company’s Restated Certificate of Incorporation, substantially in the form set forth in Appendix A to this proxy statement, to reduce the number of shares of preferred stock we are authorized to issue to 200,000. The Company is currently authorized to issue up to 25,000,000 shares of preferred stock.
As of June 12, 2017, no preferred shares had been issued or were outstanding. If the proposed Certificate Amendment is approved, the Board of Directors believes that these available shares of preferred stock will be adequate to meet the Company’s needs for the foreseeable future.
Purpose of the Reduction in Authorized Shares
The purpose of the reduction in the number of authorized shares of preferred stock is to reduce our Delaware franchise tax liability. Currently, the Company incurs an annual Delaware franchise tax liability of $180,000. By reducing the number of shares of preferred stock that the Company is authorized to issue to 200,000 shares, the Company will be able to reduce its annual Delaware franchise tax liability to less than $77,000, resulting in annual savings to the Company of at least $103,000.
The Board of Directors has determined that it is in the best interests of the Company and its stockholders to reduce the number of authorized shares of preferred stock as described herein because, in its business judgment, the reduced number of authorized shares will still provide adequate flexibility to the Company in engaging in future capital raising transactions, acquisitions or other transactions which might require the issuance of preferred stock, while allowing the Company to reduce its Delaware franchise tax liability.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CERTIFICATE AMENDMENT. The vote required to approve the Certificate Amendment is a majority of GlassBridge’s common stock outstanding as of the record date.

PROPOSAL NO. 6
VOTE TO AMEND STOCK INCENTIVE PLAN
On June 13, 2017, the Board of Directors unanimously approved, subject to stockholder approval, an amendment (the “Stock Plan Amendment”) to the GlassBridge Enterprises, Inc. 2011 Stock Incentive Plan, as amended and restated (2016) (the “Stock Incentive Plan”). If adopted by our stockholders, the Stock Plan Amendment would, among other things:
•
Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the Stock Incentive Plan by 200,000 shares to a total of 934,300 shares;

•
Revise the limit on awards made to non-employee directors under the Stock Incentive Plan so that it may be implemented on a per-director, per-year basis and so that it applies to both cash and equity compensation paid in the aggregate to a director in a given calendar year; and

•
Enable the Stock Incentive Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), and the related regulations with respect to “qualified performance-based compensation.”

The Stock Incentive Plan, as amended and restated as of 2016, was most recently approved by our stockholders on June 24, 2016. The purpose of the Stock Incentive Plan is to promote the interests of GlassBridge and our stockholders by aiding us in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of GlassBridge and motivating such persons to put forth maximum efforts for the success of our business. The Stock Incentive Plan allows us to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in GlassBridge, thereby aligning the interests of such persons with our stockholders.
The Stock Incentive Plan currently sets a limit of 100,000 shares, in the aggregate and over the lifetime of the plan, on awards made to all non-employee directors. The Stock Plan Amendment would replace this aggregate lifetime limit with an annual, per-director limit, expressed as a dollar value and applicable to both cash and equity-based compensation. We believe that this restated limit under the Stock Incentive Plan will better align the limit on awards to non-employee directors under the Stock Incentive Plan with general industry practice. In addition, the Stock Plan Amendment will provide GlassBridge with greater flexibility to accomplish the objectives of our non-employee director compensation program without limitations that can result from fluctuations in the value of our common stock.
We are also requesting an additional 200,000 shares pursuant to the Stock Plan Amendment, which will permit GlassBridge to grant awards under the Stock Incentive Plan beyond the date when the currently authorized shares have been exhausted. The share pool and all share limits under the Stock Incentive Plan have been adjusted, in accordance with the terms of the Stock Incentive Plan, to reflect the Reverse Stock Split.
We currently award stock options, restricted stock and cash-based performance awards to employees, officers and restricted stock to non-employee directors under the Stock Incentive Plan. As of June 13, 2017, we had approximately 226,510 shares remaining available for future awards under the Stock Incentive Plan, of which approximately 226,510 shares remained available for future grants of full value awards.
One of the requirements of  “performance-based compensation” under Section 162(m) is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the Stock Incentive Plan is intended to constitute approval of each of these aspects of the Stock Incentive Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes GlassBridge or the Compensation Committee, which administers the Stock Incentive Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the Stock Incentive Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).
A copy of the Stock Incentive Plan, as amended and restated to reflect the Stock Plan Amendment, is attached as Appendix B to this Proxy Statement, with the amended text marked. The following is a summary of the material terms of the Stock Incentive Plan as amended and restated by the Stock Plan Amendment, and is qualified in its entirety by reference to the full text of the Stock Incentive Plan, as amended and restated, attached as Appendix B to this Proxy Statement.
Administration
The Compensation Committee administers the Stock Incentive Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, including conditions for forfeiture or recoupment of awards, consistent with the provisions of the Stock Incentive Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the Stock Incentive Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the Stock Incentive Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the Stock Incentive Plan and establish rules and regulations for the administration of the Stock Incentive Plan.
The Compensation Committee may delegate its powers under the Stock Incentive Plan to one or more directors (including a director who is also an officer), except that the Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m). In addition, the Compensation Committee may authorize one or more of our non-director officers to grant stock options under the Stock Incentive Plan, provided that stock option awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act. The Board of Directors may also exercise the powers of the Compensation Committee at any time, so long as its actions would not violate Section 162(m).
Eligible Participants
Any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to us or any of our affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the Stock Incentive Plan. As of June 13, 2017, approximately 15 employees, officers, consultants, independent contractors, advisors and directors were eligible as a class to be selected by the Committee to receive awards under the Stock Incentive Plan.
Shares Available For Awards; Award Limits
The aggregate number of shares of our common stock that may currently be issued under all stock-based awards made under the Stock Incentive Plan is 734,300. If the Stock Plan Amendment is approved by our stockholders, the maximum number of shares authorized under the Stock Incentive Plan will be increased by 200,000 shares, to 934,300 shares. Certain awards under the Stock Incentive Plan are subject to limitations as follows:
•
No person may be granted in any calendar year awards, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award, of more than 50,000 shares in the aggregate.

•
As amended by the Stock Plan Amendment, the number of shares of our common stock that may be covered by awards granted during a calendar year to any non-employee director, when taken together with any cash fees paid to such director during the calendar year in respect of his or her service as a director, may not exceed $400,000 in total value (calculating the value of any such awards based on the fair market value at the time of grant for financial reporting purposes).

The Committee will adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Stock Incentive Plan.
Types of Awards and Terms and Conditions
The Stock Incentive Plan permits the granting of:
•
stock options (including both incentive and non-qualified stock options);

•
stock appreciation rights (“SARs”);

•
restricted stock and restricted stock units;

•
dividend equivalents;

•
performance awards of cash, stock or property;

•
stock awards; and

•
other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option may not be less than the fair market value of our common stock on the date of grant of such option except to satisfy legal requirements of foreign jurisdictions or if the option is in substitution for an option previously granted by an entity acquired by us. The grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such SAR. Determinations of fair market value under the Stock Incentive Plan will be made in accordance with methods and procedures established by the Committee. The term of awards will not be longer than ten years from the date of grant. Awards will be adjusted by the Committee in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Stock Incentive Plan.
Stock Options.   The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.
Stock Appreciation Rights.   The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.
Restricted Stock and Restricted Stock Units.   The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for restricted stock and restricted stock units is one year from the date of grant, except that up to 5% of the shares available for issuance may be granted with a shorter or no vesting period. The

Committee may permit accelerated vesting only in the case of a participant’s death or disability or a change in control of GlassBridge. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited.
Dividend Equivalents.   The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not grant dividend equivalents in connection with grants of options or SARs.
Performance Awards.   In addition to options and SARs, the Committee may currently grant awards under the Stock Incentive Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m). A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee in compliance with Section 162(m). The Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant within the time period prescribed by Section 162(m). Performance awards which are not intended to qualify under Section 162(m) may be granted under the Stock Incentive Plan in addition to performance awards which are intended to so qualify, and only performance awards that are intended to so qualify are subject to the limitations in the Stock Incentive Plan relating to Section 162(m).
Under the Stock Incentive Plan, performance goals must currently be based solely on one or more of the following business criteria, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, economic value added, cash generation, cash flow (including operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions, strategic plan development and implementation, product-based goals and ratios (including price to earnings, debt to assets and debt to net assets ratios and ratios regarding liquidity, solvency, productivity or risk). The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures. The limitation on performance goals which are set forth in the Stock Incentive Plan only apply to performance awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m).
To the extent consistent with Section 162(m), the Compensation Committee may establish rules to permit the Committee to adjust any evaluation of the performance under the applicable goals to exclude the effect of certain events, including, but not limited to, asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.
Under the Stock Incentive Plan, the Compensation Committee will certify that the applicable performance goals have been met prior to payment of any performance awards to participants to the extent required by Section 162(m). The maximum amount that may be paid with respect to performance awards to any participant in the aggregate in any calendar year is $2,000,000 in value, whether payable in cash, stock or other property. The foregoing limitation applies only to the maximum amount payable pursuant to performance awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m).
Stock Awards.   The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the Stock Incentive Plan.

Other Stock-Based Awards.   The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the Stock Incentive Plan.
Accounting for Awards
If an award entitles the holder to receive or purchase shares of our common stock, the shares covered by such award or to which the award relates will be counted against the aggregate number of shares available for awards under the Stock Incentive Plan. For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Stock Incentive Plan. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Stock Incentive Plan.
If an award is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, then the shares previously set aside for such award will be available for future awards under the Stock Incentive Plan. If shares of restricted stock awarded under the Stock Incentive Plan are forfeited or otherwise reacquired by us prior to vesting, those shares will again be available for awards under the Stock Incentive Plan. Shares withheld as payment of the purchase or exercise price of an award or in satisfaction of tax obligations relating to an award will not be available again for granting awards under the Stock Incentive Plan.
Duration, Termination and Amendment
Unless discontinued or terminated by the Board, the Stock Incentive Plan will expire on June 13, 2022. Awards may be granted under the Stock Incentive Plan until the earlier to occur of termination of the Plan or the date on which all shares available for awards under the Stock Incentive Plan have been purchased or acquired; provided, however, that incentive stock options may not be granted following the 10-year anniversary of the Board’s adoption of the Stock Incentive Plan.
The Board may amend, alter, suspend, discontinue or terminate the Stock Incentive Plan at any time, although stockholder approval must be obtained for any amendment to the Stock Incentive Plan that would (1) increase the number of shares of our common stock available under the Stock Incentive Plan, (2) increase the award limits under the Stock Incentive Plan, (3) permit awards of options or SARs at a price less than fair market value, (4) permit repricing of options or SARs, or (5) cause Section 162(m) to become unavailable with respect to the Stock Incentive Plan. Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange, The NASDAQ Stock Market LLC or any other securities exchange that are applicable to us.
Treatment of Awards Upon a Change in Control
In the event of a change in control of GlassBridge, the Stock Incentive Plan provides for default “double trigger” treatment of outstanding awards thereunder, unless the awards are not assumed by the surviving entity in the change in control. In other words, outstanding awards will not vest immediately upon the consummation of a change in control; instead, unless otherwise provided in the award agreement or other applicable agreement, if the outstanding awards are assumed, converted or replaced by the surviving entity, vesting would be accelerated only upon a qualifying termination in connection with or within two years following a change in control. The default change in control provisions in the Stock Incentive Plan are summarized below:
Double Trigger Vesting.   With respect to awards assumed, converted or substituted by the surviving entity in the change in control, if within two years after the effective date of the change of control, a participant experiences a qualifying termination (as defined in the Stock Incentive Plan), then:
•
all of the participant’s outstanding stock options and stock appreciation rights will become fully vested and remain exercisable for a period of 90 days (or such longer period as provided in the award agreement) or until the earlier expiration of the original term of the stock option or stock appreciation right;

•
all time-based vesting restrictions on the participant’s outstanding awards will lapse as of the date of the qualifying termination; and

•
all performance criteria and other conditions to payment of the participant’s outstanding performance awards will be deemed to be achieved or fulfilled at the higher of  (A) actual performance or (B) a prorated amount of awards at the target level of achievement, in either case.

Single Trigger Vesting.   If the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change of control, then as of the change in control:
•
all outstanding stock options and stock appreciation rights will become fully vested and remain exercisable for a period of 90 days (or such longer period as provided in the award agreement) or until the earlier expiration of the original term of the stock option or stock appreciation right;

•
all time-based vesting restrictions on outstanding awards will lapse; and

•
all performance criteria and other conditions to payment of the participant’s outstanding performance awards will be deemed to be achieved or fulfilled at the higher of  (A) actual performance or (B) a prorated amount of awards at the target level of achievement.

Prohibition on Repricing Awards
Without the approval of our stockholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation for cash or a replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the Stock Incentive Plan.
Transferability of Awards
Except as otherwise provided by the terms of the Stock Incentive Plan, awards under the Stock Incentive Plan may only be transferred by will or by the laws of descent and distribution. Under no circumstances may outstanding awards be transferred for value.
Federal Income Tax Consequences
Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs.   If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of  (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the Stock Incentive Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of  (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction.   Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Stock Incentive Plan are “qualified performance-based compensation” within the meaning of Section 162(m), we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Stock Incentive Plan.
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.   Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation.   Under the Stock Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal, state or local tax obligations.
Section 409A of the Internal Revenue Code.   The Committee will administer and interpret the Stock Incentive Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the Stock Incentive Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Stock Incentive Plan.
New Plan Benefits
No awards made under the Stock Incentive Plan prior to the date of the 2017 Annual Meeting of Stockholders have been made subject to stockholder approval of the Stock Plan Amendment. The number and types of awards that will be granted in the future under the Stock Incentive Plan, as amended and restated, are not determinable, as the Committee will make these determinations in its sole discretion. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the Stock Incentive Plan is approved by our stockholders. The closing price of a share of our common stock as reported on the New York Stock Exchange on June 14, 2017 was $3.70.

Equity Compensation Plan Information
The following table gives information about our common stock that may be issued under all of our existing equity compensation plans as of December 31, 2016, including the 2011 Stock Incentive Plan and our prior equity incentive plans (the 2008 Stock Incentive Plan, the 2005 Stock Incentive Plan and the 2000 Stock Incentive Plan). As of December 31, 2016, options and restricted stock had been granted under the 2000 Stock Incentive Plan, 2005 Stock Incentive Plan and 2008 Stock Incentive Plan, and options, restricted stock, restricted stock units and stock appreciation rights had been granted under the 2011 Stock Incentive Plan. Our stockholders have approved all of the compensation plans listed below.
Equity Compensation Plans Approved by Stockholders	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
2011 Stock Incentive Plan	152,140(1)	$33.95	226,136
2008 Stock Incentive Plan	115,704	$100.24	—(2)
2005 Stock Incentive Plan	18,864	$289.34	—(2)
Total	286,708	$77.51	226,136

(1)
This number does not include restricted stock of 79,925 shares under our 2011 Stock Incentive Plan.

(2)
No additional awards may be granted under our 2008 Stock Incentive Plan, 2005 Stock Incentive Plan, 2000 Stock Incentive Plan or 1996 Directors Stock Compensation Program.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED BY THE STOCK PLAN AMENDMENT. Approval of the Stock Plan Amendment requires the vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

HOUSEHOLDING
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate Proxy Statement or may receive a printed or an e-mail copy of this Proxy Statement without charge by sending a written request to Investor Relations, GlassBridge Enterprises, Inc., 1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128, or by calling us at (651) 704-4311. We will promptly deliver a copy of this Proxy Statement upon request. Householding does not apply to stockholders with shares registered directly in their name.
STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING
If you wish to submit a stockholder proposal that is requested to be included in our Proxy Statement for our 2018 Annual Meeting, we must receive the proposal at our principal executive offices at 1099 Helmo Ave N., Suite 250, Oakdale, Minnesota 55128 by the close of business on            , 2018. The proposal must also comply with all applicable statutes and regulations and must be sent to the attention of our Corporate Secretary.
If you want to present any other proposal or nominate a person to be elected as a director at our 2018 Annual Meeting, the proposal or nomination must be received in writing by our Corporate Secretary at our principal executive offices by May 23, 2018. However, if the Annual Meeting is to be held before July 22, 2018 or after September 20, 2018, then the proposal or nomination must be received before the later of (i) the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of the meeting date is made, whichever occurs first, and (ii) the close of business 90 days before the 2018 Annual Meeting. The proposal or nomination must contain the specific information required by our bylaws. You may obtain a copy of our bylaws by writing to our Corporate Secretary.
OTHER BUSINESS
We are not aware of any business to be presented at the Annual Meeting other than the business that is explained in this Proxy Statement. If any other matter is properly presented for a vote at the Annual Meeting, the holders of the proxies will have discretionary voting authority to vote your shares.
WHERE YOU CAN FIND MORE INFORMATION
GlassBridge files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information about the public reference room. GlassBridge’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written request directed to Investor Relations, GlassBridge Enterprises, Inc., 1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128, or by calling us at (651) 704-4311.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED

ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED            , 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.
Dated: , 2017	BY ORDER OF THE BOARD OF DIRECTORS, Tavis J. Morello General Counsel and Corporate Secretary

APPENDIX A
Form of Certificate Amendment
The text of Section A of the Article named “FOURTH” is hereby amended and restated in full as follows:
“FOURTH: A. The total number of shares of all classes of stock which this Corporation shall have authority to issue is 10,200,000, consisting of 200,000 of preferred stock, par value $0.01 per share, and 10,000,000 shares of common stock, par value $.01 per share.”
A-1

APPENDIX B
NOTE: CHANGES MARKED IN THE TEXT BELOW REPRESENT THE PROVISIONS
OF THE EQUITY PLAN AMENDMENT.
~~IMATION CORP.~~GLASSBRIDGE ENTERPRISES, INC.
2011 STOCK INCENTIVE PLAN
AS AMENDED AND RESTATED (~~2016~~2017)
(as proposed to be amended)
Section 1.
Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.
Section 2.
Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.
“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
“Board” shall mean the Board of Directors of the Company.
“Change in Control” shall mean any of the following events:
(i)
any Person, other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, during any twelve-month period ending on the date of the most recent acquisition by such Person, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes a beneficial owner in connection with a transaction described in clause (A) of paragraph (iii) below;

(ii)
the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)
there is consummated a merger or consolidation of the Company (or any subsidiary thereof) with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also constitute a “change in control event” under Section 409A.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transactions or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
“Committee” shall mean the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of  “qualified performance-based compensation” within the meaning of Section 162(m).
“Company” shall mean ~~Imation Corp~~GlassBridge Enterprises, Inc., a Delaware corporation, or any successor corporation.
“Director” shall mean a member of the Board.
“Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
“Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or non-employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.
“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
“Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.
“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
“Performance Award” shall mean any right granted under Section 6(e) of the Plan.
“Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit, line of business or product basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, productivity or risk) returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, economic value added, cash generation, cash flow (including operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the adjustment for charges related to an event or occurrence which the Committee determines is appropriate for adjustment, including, but not limited to, any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.
“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
“Plan” shall mean this ~~Imation Corp~~GlassBridge Enterprises, Inc. 2011 Stock Incentive Plan, as amended from time to time.
“Qualifying Termination” shall have the meaning ascribed to it in any applicable Award Agreement, and, if not defined in any applicable Award Agreement, shall mean termination of employment under circumstances that, in the judgment of the Committee, warrant acceleration of the exercisability of Options or Stock Appreciation Rights or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards under the Plan. Without limiting the generality of the foregoing, a Qualifying Termination may apply to large scale terminations of employment relating to the disposition or divestiture of business or legal entities or similar circumstances.
“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.
“Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
“Shares” shall mean shares of Common Stock, par value of  $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
“Specified Employee” shall mean a specified employee as defined in Code Section 409A(a)(2)(B) or applicable proposed or final regulations under Section 409A.
“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
“Stock Award” shall mean any Share granted under Section 6(f) of the Plan.
“Surviving Entity” shall mean the surviving entity following a Change in Control of the Company.
Section 3.
Administration.

(a)
Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares, other securities, other Awards, other property and other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and exchange for cash or another Award, a replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award (but only in situations involving the death or disability of the applicable Participant or in connection with a Change in Control); (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award

Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)
Delegation.   The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m). In addition, the Committee may authorize one or more officers of the Company to grant Options under the Plan, subject to the limitations of Section 157 of the Delaware General Corporation Law; provided, however, that such officers shall not be authorized to grant Options to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

(c)
Power and Authority of the Board of Directors.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m).

Section 4.
Shares Available for Awards.

(a)
Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that be issued under all Awards under the Plan shall be ~~734,300~~ 934,300 (as adjusted to reflect a 1:10 reverse stock split of the Company’s common stock, effective February 21, 2017). Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

(b)
Accounting for Awards.   For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)
Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of  (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan.
(d)
Award Limitations Under the Plan.

(i)
Section 162(m) Limitation for Certain Types of Awards.   No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 50,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan, and as adjusted to reflect a 1:10 reverse stock split of the Company’s common stock, effective February 21, 2017) in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards.   The maximum amount payable to any Participant that may be a “covered person” within the meaning of Section 162(m) pursuant to all Performance Awards which are intended to represent “qualified performance-based compensation” within the meaning of Section 162(m) in the aggregate in any calendar year shall be $2,000,000 in value, whether payable in cash, Shares or other property. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

(iii)
[Deleted]

(iv)
Limitation on Awards Granted to Non-Employee Directors.   ~~Directors who are~~The number of Shares that may be covered by Awards granted during a calendar year to any Director who is not also ~~employees~~an employee of the Company or an Affiliate ~~may not be granted Awards in the aggregate for more than 100,000 Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan~~, when taken together with any cash fees paid to such Director during such calendar year in respect of his or her service as a Director, shall not exceed $400,000 in total value (calculating the value of any such Awards based on the Fair Market Value at the time of grant for financial reporting purposes).

Section 5.
Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision. Further, notwithstanding the foregoing, Options and Stock Appreciation Rights shall not be granted to an Eligible Person providing direct services to an Affiliate unless the Company has a “controlling interest” in such Affiliate within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).
Section 6.
Awards.

(a)
Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)
Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of  (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)
Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be one year from the date of grant. Notwithstanding the foregoing, the Committee may (i) permit acceleration of vesting of Restricted Stock and Restricted Stock Units in the event of the Participant’s death or disability or a Change in Control of the Company; and (ii) grant Restricted Stock and Restricted Stock Units that do not adhere to the one-year minimum restriction period requirement, or otherwise may waive the vesting requirements, with respect to up to the number of Restricted Stock and Restricted Stock Units that equals 5% in the aggregate (taking into account all such Awards, whether vested or unvested, as determined in accordance with Section 4(a) of the Plan) of the shares authorized for issuance under the Plan, as amended and restated as of ~~April 26, 2016.~~June 13, 2017.

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)
Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons.

(e)
Performance Awards.   The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance-based compensation” within the meaning of Section 162 (m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m).

(f)
Stock Awards.   The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

(g)
Other Stock-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.

(h)
General.

(i)
Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Term of Awards.   The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)
Limits on Transfer of Awards.   Except as otherwise provided in this Section 6(h)(v), no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is 6 months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.
(viii)
Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Awards shall be subject to Section 9 of the Plan.

Section 7.
Amendment and Termination; Corrections.

(a)
Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)
requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, The NASDAQ Stock Market LLC or any other securities exchange that are applicable to the Company;

(ii)
increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)
increases the number of shares subject to the limitations contained in Sections 4(d)(i), (iii) and (iv) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(ii) of the Plan;

(iv)
permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan;

(v)
permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) (ii) of the Plan; and

(vi)
would cause Section 162(m) to become unavailable with respect to the Plan.

(b)
Amendments to Awards.   Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(c)
Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.
Income Tax Withholding.

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of  (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.
Treatment of Awards Upon a Change in Control.

The provisions of this Section 9 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement, the operative transaction agreements related to the Change in Control or any separate agreement with a Participant governing an Award.
(a)
Awards Assumed or Substituted by Surviving Entity.   With respect to Awards assumed by a Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, if within two years after the effective date of the Change in Control, a Participant’s employment or service is terminated due to a Qualifying Termination, then:

(i)
all of the Participant’s outstanding Options, Stock Appreciation Rights and other outstanding Awards (including, without limitation, Awards equitably converted or substituted in connection with a Change in Control) pursuant to which the Participant may have exercise rights shall become fully exercisable as of the date of such Qualifying Termination, and shall thereafter remain exercisable until the earlier of  (1) the expiration of the original term of the Award and (2) the later of  (i) ninety (90) days from the date of the Qualifying Termination and (ii) such longer period provided by the applicable Award Agreement;

(ii)
all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse as of the date of the Qualifying Termination, and shall be settled or paid in accordance with the applicable Award Agreement; and

(iii)
all performance goals and other conditions to payment of the Participant’s outstanding Performance Awards shall be deemed to be achieved or fulfilled (A) at the actual performance level, as determined under the applicable Award Agreement, or (B) in respect of a prorated amount (based on the number of days elapsed in the performance period) of such Performance Awards at the target level of achievement, whichever is greater, and, in either case, payment of such Performance Awards as deemed to be so achieved or fulfilled shall be made or otherwise settled within thirty (30) days following the Qualifying Termination. The determination of achievement of performance goals and/or other conditions at actual performance shall be made by the Committee (or its designee) in its discretion, as of the end of the calendar quarter immediately preceding the date of the Qualifying Termination.

To the extent that this provision causes Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Non-Qualified Stock Options.
(b)
Awards not Assumed or Substituted by Surviving Entity.   Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board:

(i)
all outstanding Options, Stock Appreciation Rights and other outstanding Awards pursuant to which Participants may have exercise rights shall become fully exercisable as of the time of the Change in Control, and shall thereafter remain exercisable for a period of ninety (90) days or until the earlier expiration of the original term of the Award;

(ii)
all time-based vesting restrictions on outstanding Awards shall lapse as of the time of the Change in Control; and

(iii)
all performance criteria and other conditions to payment of outstanding Performance Awards shall be deemed to be achieved or fulfilled (A) as measured by the Committee (or its designee) in its discretion at the actual performance level achieved as of the end of the calendar quarter immediately preceding the date of the Change in Control (or as of the effective time of the Change in Control, in the case of Performance Awards in which the performance condition is measured by stock price or total shareholder return), or (B) in respect of a prorated amount (based on the number of days elapsed in the performance period) of such Performance Awards at the target level of achievement, whichever is greater, and, in either case, payment of such Performance Awards as deemed to be so achieved or fulfilled shall be made or otherwise settled within thirty (30) days after the date of the Change in Control; provided, however, that if such Awards constitute deferred compensation under Section 409A, the Awards shall vest on the basis described above but shall remain payable on the date(s) specified in the underlying Award Agreements.

To the extent that this provision causes Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Non-Qualified Stock Options.
Section 10.
General Provisions.

(a)
No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)
Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.

(c)
No Rights of Stockholders.   Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)
No Limit on Other Compensation Plans or Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e)
No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)
Governing Law.   The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(g)
Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(h)
No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)
No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)
Headings.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.
Effective Date of the Plan; Effect on Prior Plan.

The Plan, as amended and restated as of ~~April 26, 2016,~~June 13, 2017, shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on ~~June 24, 2016~~August 21, 2017 and the Plan, as so amended, shall be effective as of the date of such stockholder approval. On and after the original date of stockholder approval of the Plan, no awards shall be granted under the Company’s 2005 Stock Incentive Plan, but all outstanding awards previously granted under the 2005 Stock Incentive Plan shall remain outstanding in accordance with the terms thereof.
Section 12.
Term of the Plan.

The Plan shall terminate at midnight on ~~May 3, 2021,~~June 13, 2022, unless terminated before then by the Board. Awards may be granted under the Plan until the earlier to occur of termination of the Plan or the date on which all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the Plan. As long as any Awards are outstanding under the Plan, the terms of the Plan shall govern such Awards.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GLASSBRIDGE ENTERPRISES, INC. E30864-TBD GLASSBRIDGE ENTERPRISES, INC. 1099 HELMO AVE. STE. 250 OAKDALE, MN 55128 4. To approve, on an advisory basis, the frequency of the vote on the compensation of our named executive officers. 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year 2017. 3. To approve, on an advisory basis, the compensation of our named executive officers for 2016, as described in the proxy statement. 5. To approve an amendment to our Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of our preferred stock from 25,000,000 to 200,000. 6. To approve an amendment (the “Stock Plan Amendment”) to the GlassBridge Enterprises, Inc. 2011 Stock Incentive Plan, as amended and restated (2016) (the “Stock Incentive Plan”), which, if adopted by our stockholders, would, among other things: (i) increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the Stock Incentive Plan by 200,000 shares to a total of 934,300 shares; (ii) revise the limit on awards made to non-employee directors under the Stock Incentive Plan so that it may be implemented on a per-director, per-year basis and so that it applies to both cash and equity compensation paid in the aggregate to a director in a given calendar year; and (iii) enable the Stock Incentive Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation.” ! ! ! 01) Tracy McKibben 02) Donald H. Putnam 1. Election of Class III Directors Nominees: The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 5 and 6 and ONE YEAR for Proposal 4. ! ! ! PRELIMINARY, SUBJECT TO CHANGE For All Withhold All For All Except For Against Abstain For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. V.1.1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! 1 Year 2 Years 3 Years Abstain NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

E30865-TBD V.1.1 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement are available at WWW.PROXYVOTE.COM. 2017 ANNUAL MEETING OF STOCKHOLDERS OFFICES OF WINSTON & STRAWN LLP 200 PARK AVENUE NEW YORK, NEW YORK 10166-4193 AUGUST 21, 2017 AT 10:00 A.M. LOCAL TIME PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLASSBRIDGE ENTERPRISES, INC. The undersigned her eby appoints Joseph De Perio and Tavis J. Morello as proxies and attorneys-in-fact and hereby authorizes each of them to represent and vote, as provided on the other side, all the shares of GlassBridge Enterprises, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on Monday, August 21, 2017 at 10:00 a.m. local time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERL Y EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, ONE YEAR FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Furthermore, as a participant in the GlassBridge Enterprises, Inc. Retirement Investment Plan (f/k/a Imation Corp. Retirement Investment Plan) (“RIP”), I hereby direct Fidelity Management Trust Company, as RIP Trustee, to vote at the 2017 Annual Meeting of Stockholders of GlassBridge Enterprises, Inc., and at any postponements or adjournments thereof, all shares of GlassBridge Enterprises, Inc. common stock allocated to my account in the RIP, plus a pro rata portion of the shares that have not been allocated to participant accounts or for which no instructions are received, as designated on the reverse side. I understand that this card must be received by BROADRIDGE FINANCIAL SOLUTIONS, acting as tabulation agent for the RIP Trustee, by August 16, 2017. If it is not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares held in my account will be voted by Fidelity Management Trust Company in the same proportion that the other participants in the plan direct the RIP Trustee to vote shares allocated to their accounts. All voting instructions given by participants shall be held in strict confidence by the RIP Trustee. (Continued and to be marked, dated and signed, on the other side)